                                                                   Exhibit 10.6

                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 15, 2000 (this "AGREEMENT"), is made by and between MICROWARE SYSTEMS CORPORATION, an Iowa corporation, with headquarters located at 1500 Northwest 118th Street. Des Moines, Iowa 50325, ATTN: CFO, Telephone No.: (515) 223-8000, Telecopier No.:
(515) 327-5528 (the "COMPANY"), and ELDER COURT, LLC, a Cayman Islands limited liability company, with headquarters located at c/o Navigator Management, P.O. Box 972, Road Town, Tortola, British Virgin Islands, Telephone: (284) 494-4770,
Facsimile: (284) 494-4771 (the "INVESTOR").

                              W I T N E S S E T H:

          WHEREAS, upon the terms and subject to the conditions of the Private Equity Credit Agreement, dated as of December 15, 2000, between Investor and the Company (the "PRIVATE EQUITY CREDIT AGREEMENT"), the Company has agreed to issue and sell to Investor shares of its Common Stock, no par value and the BLACKOUT SHARES, as defined in Section 3(l) below (collectively, the "SHARES");

          WHEREAS, the Company has agreed to issue warrants to Investor in connection with the issuance of the Shares (the "WARRANTS"); and

          WHEREAS, to induce Investor to execute and deliver the Private Equity Credit Agreement the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), with respect to the Shares and the Warrant Shares (as defined below).

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

          1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          (a) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a Registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC");

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

          (b) "REGISTRABLE SECURITIES" mean the Shares, including the Put Shares, and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"); and

          (c) "REGISTRATION STATEMENT" means a registration statement of the Company under the Securities Act, or an amendment to an existing registration statement.

          Terms not otherwise defined herein shall have the meanings ascribed to them in the Private Equity Credit Agreement.

          2.   REGISTRATION.

          (a) REGISTRATION. If the Company elects to avail itself of the benefit of the Private Equity Credit Agreement, the Company shall prepare and file with the SEC, as soon as possible after the Subscription Date and no later than ninety (90) days following the Subscription Date (the "REQUIRED FILING DATE"), a Registration Statement on Form S-3, or other available form, or an amendment to an existing Registration Statement (the "INITIAL REGISTRATION STATEMENT"), in either event registering for resale by Investor 200% of (i) the Shares and Warrant Shares that Investor would hold (assuming for this calculation only) that on the Trading Day prior to the filing the Company Put Shares to the Investor for the Maximum Commitment Amount and (ii) the Warrant Shares that Investor would hold pursuant to Section 2.1(b)(i) of the Private Equity Agreement assuming (for this calculation only) that on the Trading Day prior to the filing of such Registration Statement the Commitment Period expired and the Company was obligated to issue the Warrant Shares under such Section 2.1(b)(i). The Registration Statement (w) shall include only the Registrable Securities and the "Registrable Securities" as defined in that certain Registration Rights Agreement, dated as of November 28, 2000, by and between the Company and Investor, and (x) shall state that, in accordance with Rule 416 and 457 under the Securities Act, it covers such indeterminate number of additional Shares and Warrant Shares as may become issuable to prevent dilution resulting from stock splits or stock dividends. The Company will thereafter use its reasonable best efforts to cause such Registration Statement to be declared effective on a date (a "REQUIRED EFFECTIVE DATE"), which is no later than the earlier of (y) five (5) Business Days after notice by the SEC that it may be declared effective or (z) one hundred eighty (180) days after the date hereof.

          (b) FAILURE TO MAINTAIN EFFECTIVENESS OF A REGISTRATION STATEMENT. Except as provided in Section 2.7 of the Private Equity Credit Agreement, in the event the Company fails to maintain the effectiveness of any Registration Statement (or the underlying prospectus), including the payment of all necessary fees, until the earlier of the time that Investor either sells the Put Shares or eighteen (18) months from the last day of the calendar month in which the Put Notice pursuant to which Shares were issued was given (the "Registration Period"), and the Investor holds any Put Shares or Warrant Shares included in the Registration Statement at any time during the period of such ineffectiveness (an "Ineffective Period"), the Company shall pay to the Investor liquidated damages in immediately available


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

funds into an account designated by the Investor an amount equal to three percent (3%) of the aggregate Purchase Price of Put Shares resulting from any Put Notice, then held by the Investor for each thirty (30) calendar day period (prorated for partial periods) of such Ineffective Period. The payments required by this Section shall be made on the first Trading Day after the earliest to occur of (i) the expiration of the Commitment Period, or (ii) the expiration of an Ineffective Period (or if an Ineffective Period shall last more than thirty
(30) calendar days, the expiration of each thirty (30) calendar days of an Ineffective Period).

               (c) TERMINATION OF OBLIGATIONS. The parties agree that if the Initial Registration Statement is not filed by the Required Filing Date or effective on or before the Required Effective Date, the Investor shall have the right, upon five (5) days written notice, to terminate any commitment of the Investor under the Private Equity Credit Agreement which shall in no event affect the Company's obligations to pay amounts and Warrants pursuant to Section 2.1(b) of the Private Equity Agreement for failing to draw the Minimum Commitment Amount.

          3. OBLIGATIONS OF THE COMPANY. In connection with the Registration of the Registrable Securities, the Company shall, if it elects to avail itself of the benefit of the Private Equity Credit Agreement, do each of the following:

               (a) Prepare promptly, and file with the SEC by the Required Filing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in SECTION 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times during the Registration Period, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

               (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

               (c) The Company shall permit a single firm of counsel designated by Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) Business Days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;


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

               (d) Notify Investor and Investor's legal counsel identified to the Company (which, until further notice, shall be deemed to be Law Offices of Michael S. Rosenblum, Esq., ATTN: Michael S. Rosenblum, Esq.; "INVESTOR'S COUNSEL") (and, in the case of (i)(A) below, not less than ten (10) calendar days prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one (1) Business Day following the day (i): (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC with respect to a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to Investor); and
(D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish Investor with copies of all intended written responses to the comments contemplated in clause (C) of this SECTION 3(d) not later than one (1) Business Day in advance of the filing of such responses with the SEC so that Investor shall have the opportunity to comment thereon;

               (e) Furnish to Investor and Investor's Counsel: (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, two (2) copies of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto; and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor;

               (f) As promptly as practicable after becoming aware thereof, notify


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

Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to Investor as Investor may reasonably request;

               (g) As promptly as reasonably practicable after becoming aware thereof, notify Investor of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest practicable time;

               (h) Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on a Principal Market;

               (i) Provide a transfer agent for the Registrable Securities not later than the effective date of the Registration Statement;

               (j) Cooperate with Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as Investor may reasonably request, and, within five (5) Business Days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to Investor) such opinion of counsel as may reasonably be required by the Transfer Agent; and

               (k) Take all other reasonable actions necessary to expedite and facilitate disposition by Investor of the Registrable Securities pursuant to the Registration Statement.

               (l) If, (a) within fifteen (15) Trading Days following any Closing Date (as defined in the Private Equity Line Agreement), the Company gives a Blackout Notice (as defined in Section 4(c) below) to Investor of a Blackout Period (as defined in Section 4(c) below), and (b) the Bid Price on the Trading Day immediately preceding such Blackout Period ("OLD BID PRICE") is greater than the Bid Price on the first Trading Day following such Blackout Period that Investor may sell its Registrable Securities pursuant to an effective Registration Statement ("NEW BID PRICE"), then the Company shall issue to Investor the number of additional shares of Registrable Securities (the "BLACKOUT SHARES") equal to the difference between (i) the product of the number of Put Shares held by Investor immediately prior to the Blackout Period that were issued on the most recent Closing Date (the


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

"REMAINING PUT SHARES") multiplied by the Old Bid Price, divided by the New Bid Price, and (ii) the Remaining Put Shares. All capitalized terms in this Section 3(l) which are not otherwise defined in this Agreement, shall have the meanings ascribed to them in the Private Equity Line Agreement.

          4. OBLIGATIONS OF INVESTOR. In connection with the Registration of the Registrable Securities, Investor shall have the following obligations:

               (a) It shall be a condition precedent to the obligations of the Company to complete the Registration pursuant to this Agreement with respect to the Registrable Securities of Investor, that Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the Registration of such Registrable Securities and shall execute such documents in connection with such Registration as the Company may reasonably request. At least five (5) calendar days prior to the first anticipated filing date of the Registration Statement, the Company shall notify Investor of the information the Company requires from Investor (the "REQUESTED INFORMATION"). If at least two (2) Business Days prior to the filing date the Company has not received the Requested Information from Investor, then the Company need not file the Registration Statement until receiving the response of Investor and the Company shall incur no penalties for not making such filing solely as a result of any delay due to Investor's failure to reasonably cooperate with the Company or to provide information reasonably required by the Company from Investor in connection with the preparation of the Registration Statement;

               (b) Investor, by accepting the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless Investor has notified the Company in writing of its election to exclude all of the Registrable Securities from the Registration Statement; and

               (c) Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 3(f) OR 3(g), above (a "Blackout Notice"), Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Investor receives the copies of the supplemented or amended prospectus contemplated by SECTION 3(f) OR 3(g) (a "Blackout Period").

          5. EXPENSES OF REGISTRATION. (a) All reasonable expenses incurred in connection with Registrations, filings or qualifications pursuant to SECTION 3, including, without limitation, all Registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company; and

               (b) Except as otherwise provided for in SCHEDULE 5(b) attached hereto,


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

neither the Company nor any of its subsidiaries has, as of the date hereof, and the Company shall not on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof. Except as otherwise provided for in SCHEDULE 5(b), the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any person. Except as otherwise provided for in this SECTION 5, and without limiting the generality of the foregoing, without the written consent of Investor, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of Investor set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement and the other Transaction Documents.

          6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless Investor and its Affiliates and agents (each, an "INVESTOR INDEMNIFIED PARTY"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "CLAIMS") to which any Investor may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any material violation or alleged material violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to SECTION 6(b), the Company shall reimburse Investor, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
SECTION 6(a) shall not: (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (II) be available to the extent such Claim is based on a failure of Investor to deliver or cause to be delivered the prospectus made available


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by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Investor will indemnify the Company and its Affiliates and agents, (each, a "COMPANY INDEMNIFIED PARTY") against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "CLAIMS") to which any Investor may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this SECTION 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Party.

               (b)  Promptly after receipt by an indemnified party under this
SECTION 6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a Claim in respect thereof is to be made against any indemnifying party under this SECTION 6, deliver to the indemnifying party a written notice of the commencement thereof. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this SECTION 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this SECTION 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this SECTION 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under SECTION 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that: (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the


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fault standards set forth in SECTION 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

          8. REPORTS UNDER SECURITIES ACT AND EXCHANGE ACT. With a view to making available to Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Investor to sell securities of the Company to the public without Registration ("RULE 144"), the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to Investor so long as Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act and (ii) such other information as may be reasonably requested to permit Investor to sell such securities pursuant to Rule 144 without Registration.

               (d) The Company will, at the request of any holder of Registrable Securities, upon receipt from such holder of a certificate certifying (i) that such holder has held such Registrable Securities for a period of not less than one (1) year, (ii) that such holder has not been an affiliate (as defined in Rule 144) of the company for more than the ninety (90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificate representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act, provided, however, counsel to Investor may provide such instructions and opinion to the transfer agent regarding the removal of the restrictive legend.

          9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The right to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by Investor to any permitted transferee of the Registrable Securities pursuant to the Private Equity Credit Agreement.

          10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon Investor and the Company.

          11.  MISCELLANEOUS.

               (a) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Private Equity Credit Agreement.

               (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               (c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Los Angeles in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions. In the event of any dispute, the prevailing party shall be entitled to recover its reasonable attorneys' fees.

               (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               (e) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

               (f) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

               (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

               (h) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

               (i) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         MICROWARE SYSTEMS CORPORATION, an Iowa corporation

                         By:
                            -----------------------------------------
                         Name:
                              ---------------------------------------
                         Title:
                               --------------------------------------



                         ELDER COURT, LLC, a Cayman Islands limited liability company



                         By:
                            -----------------------------------------
                         Name:
                              ---------------------------------------
                         Title:
                               --------------------------------------


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